Johnson Controls, Inc. — 1 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls, Inc. — 1 Strategic Review and 2015 Financial Outlook December 2, 2014 Exhibit 99.2

Johnson Controls, Inc. — 3 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Alex Molinaroli Chairman and Chief Executive Officer

Johnson Controls, Inc. — 4 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Today’s presentations Highlights  We are executing on our strategies to be a leading multi industry company  Significant progress made in re-shaping the portfolio; near term focus on execution and integration  Strategic and operating plans to drive profitable growth having impact  JCI operating system: leveraging our strengths  Strong free cash flow to balance investment with returns to shareholders  Strong outlook; positioning to drive sustainable growth and improved shareholder returns Positioning for success, focused on execution #JCIAnalystDay

Johnson Controls, Inc. — 5 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls Portfolio of strong global businesses $42.8bn FY2014 Building Efficiency Global Workplace Solutions Automotive Seating Automotive Interiors Power Solutions $10.1bn $4.1bn $17.5bn $4.5bn $6.6bn #JCIAnalystDay

Johnson Controls, Inc. — 6 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Strong operational momentum FY 2014 Results* Executing well  Record full year revenue and earnings  AE segment income margin, +160bps Y-o-Y  PS segment income margin, +60bps Y-o-Y  BE segment income margin, +30bps Y-o-Y  Cash returned to shareholders: $1.8 billion  Strong balance sheet FY 2014 Results* $3.18 $42.8b *Excluding non-recurring / unusual items and transaction / integration costs. $3.1b +3% +20% +25% #JCIAnalystDay

Review of 2014

Portfolio Changes *(completed and in-progress)*	**Acquisition**	■ ADT
	JVs	■ Interiors ■ Hitachi
	Divestitures	■ Electronics ■ Global Workplace Solutions
Profitable Growth	**PS**	■ Market share, advanced battery success, new manufacturing capacity in China
	AE	■ Overall China growth, metals share
	BE	■ New technologies / products, broader distribution

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Johnson Controls

Johnson Controls, Inc. — 8 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Review of 2014 Balanced capital allocation; enhanced return of capital Deliver on financial commitments Share repurchase Dividend Capital expenditures Guidance Profitability improvement  $1.2 billion repurchase in 2014  $600 million repurchase in Q1 2015  Increased dividend 16%  +18% for 2015  Disciplined spend: $1.2 billion in 2014  EPS in-line or higher than Street consensus throughout 2014  Margin improvement in all three businesses  Instituted new organizational structures; beta testing initial initiatives  Quality, productivity, and cost-saving actions translating into improved profitability  $2 billion opportunity identified Johnson Controls Operating System Leveraging our strengths #JCIAnalystDay

If you can read this Click on the icon to choose a picture or Reset the slide. To Reset: Right click on the slide thumbnail and select ‘reset slide’ or choose the ‘Reset’ button on the ‘Home’ ribbon (next to the font choice box) If you can read this Click on the icon to choose a picture or Reset the slide. To Reset: Right click on the slide thumbnail and select ‘reset slide’ or choose the ‘Reset’ button on the ‘Home’ ribbon (next to the font choice box) 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls, Inc. — Enterprise strategy #JCIAnalystDay

Johnson Controls, Inc. — 10 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Enterprise strategy Our plan to win Playing to our strengths  Making deliberate and explicit choices that align with where we excel Our strategies  Delivering the most value to our customers and shareholders The Johnson Controls Operating System  Implementing the “Johnson Controls Way” #JCIAnalystDay

Johnson Controls, Inc. — 11 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Playing to our strengths  We are a manufacturing , engineering and supply chain company  We succeed in businesses that scale  We invest in and manage strategic customer relationships  We distribute our products through superior channels, leveraging strong brand equity around the world  We will further develop and leverage technology platforms unique to Johnson Controls  We will make investments where we know we will succeed by leveraging these strengths  Our choices will be aligned with long-term growth trends Enterprise strategy Our plan to win #JCIAnalystDay

Making portfolio decisions
Align with where we excel

Where we choose to play

Which markets

- Supported by macro trends; growing above GDP
- Large enough for sustained organic and inorganic growth
- Where we can lead
- China and North American applications

Where within markets we will participate

Where positioned

- Defensible advantages
- Sustainable – long term customer needs served by technologies with long life cycles

Matches our capabilities– where can we win

How does it fit *(JCI Operating System drives advantage)*

- Manufacturing and supply chain management
- Products requiring aftermarket or replacement services
- Engineered products

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Johnson Controls

Johnson Controls, Inc. — 13 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Rebalancing the portfolio FY 2013 revenues FY2016 revenues (est.) Power Buildings Automotive Operating margin 6.2% Operating margin 9.1% Interiors – Equity JV Hitachi – Consolidated JV GWS - Divested Going forward  Less auto centric  More product focused  More China Resulting portfolio aligns where we excel GWS #JCIAnalystDay

Johnson Controls, Inc. — 14 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Enterprise strategy Our plan to win Playing to our strengths  Deliberate and explicit choices that align with where we excel Our strategies  Delivering the most value to our customers and shareholders The Johnson Controls Operating System  Implementing the “Johnson Controls Way” #JCIAnalystDay

Multi-industry strategy
Leveraging our portfolio of businesses

- Each of our core businesses contributes to fundamental capabilities which advantage the enterprise
- Long-time culture of innovation, best practice sharing and enterprise capability development
- Each business has unique strengths from which we can extract greater shareholder value
  - Building Efficiency – project management, commercial selling skills and relationship management
  - Power Solutions – continuous improvement, manufacturing and channel management
  - Automotive Experience – manufacturing, engineering, procurement and program management

Multi-industry model

- Leverage scale, expertise and footprint to drive above-market growth and profitability
- Greater value leveraging the enterprise versus only managing the parts

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Johnson Controls

Johnson Controls, Inc. — 16 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Executing on our strategies Delivering the most value to our customers and shareholders  Market-driven innovation and strategies  Customer-driven business models  Investments in growth platforms  Balanced portfolio  Optimized capital allocation  Leverage the Johnson Controls Operating System  Focused product management and new product development  Play-to-win  Market and brand leadership in China …with a focus on execution #JCIAnalystDay

Johnson Controls, Inc. — 17 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Executing on our strategies China  Asia Pacific, led by China, is the most important region for growth for Johnson Controls over the next 2-3 decades  Overweighting our investments in China across all three of our businesses #JCIAnalystDay

Executing on our strategies
China: the premier growth market

Mega trends

By the beginning of the next decade….

- Real GDP per capita to double (2010 vs. 2020)
- 275 million additional people moving from rural areas to cities
  - >200 cities with >1 million inhabitants (double)
- Driving toward energy security and less dependence on carbon based energy sources

Impact to our markets

- World's largest automotive battery market
- Automotive production larger than North America and Europe combined (JCI current market share approx. 40%)
- 35,000 high-rise commercial buildings



Source: McKinsey Global Economics Intelligence Report

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Johnson Controls

Johnson Controls, Inc. — 19 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Executing on our strategies China will continue to be increasingly important Johnson Controls China revenues* * includes non-consolidated JVs at 100%, including proposed automotive interiors joint venture #JCIAnalystDay

Johnson Controls, Inc. — 20 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Executing on our strategies China: investing across our businesses  Automotive Experience  65% of seating backlog in China  Rapid growth in metals  Interiors JV: increased market share  Power Solutions  Site selection for third manufacturing plant  Adding AGM battery capacity  Building Efficiency  40 branch offices  VRF manufacturing (via Hitachi JV) 1) Including non-consolidated joint ventures JCI corporate HQ in Shanghai Johnson Controls in China #1 Complete seats #1 Metals and mechanisms #1 HVAC OEM Service provider #1 Chilled water HVAC segment #1 Airside products #1 Industrial Refrigeration process market #2 VRF (with Hitachi JV) #1 stop / start (AGM) batteries #JCIAnalystDay

Johnson Controls, Inc. — 21 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Executing on our strategies Management changes  Collaborative culture and environments  Vice Chairman: Bruce McDonald  Chief Financial Officer: Brian Stief  Building Efficiency President: Bill Jackson  Vice Chairman Asia and President, AE: Beda Bolzenius  Chief Marketing Officer: Kim Metcalf-Kupres Leadership expectations  Accountable and decisive  Diverse and inclusive  Committed to integrity, sustainability and innovation  Focused on leader development and succession planning #JCIAnalystDay

Johnson Controls, Inc. — 22 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Enterprise strategy Our plan to win Playing to our strengths  Deliberate and explicit choices that align with where we excel Our strategies  Delivering the most value to our customers and shareholders The Johnson Controls Operating System  Implementing the “Johnson Controls Way” #JCIAnalystDay

Johnson Controls, Inc. — 23 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Operationally excellent The Johnson Controls Operating System The “Johnson Controls Way”  Manufacturing  Engineering  Marketing and sales  Procurement  Supply chain  Functional expertise  Business systems  Leader development Technical Excellence Operations Excellence Commercial Excellence #JCIAnalystDay

Our strategies result in a compelling outlook

Driving top-line growth

- Attractive industries, markets and geographies
- Growing faster than our markets
- Organic and inorganic opportunities

Driving bottom line profitability

- Focus on productivity, execution and scale efficiencies
- Managing integrated supply chains
- Vertical integration investments
- Innovation that drives improved returns

Using multiple levers

- Not dependent on markets to drive earnings growth
- Shaping our own destiny by improving margins and playing where we can win

Fiscal 2015 and beyond
Positioning JCI to deliver sustainable growth, improving margins and consistent capital return resulting in compelling long-term returns







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Johnson Controls

Johnson Controls, Inc. — 25 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Today’s presentations Bruce McDonald  Johnson Controls Operating System  New enterprise functions  Ongoing portfolio initiatives Kim Metcalf - Kupres  Business strategies  Commercial excellence Brian Stief  Market assumptions  2015 financial guidance  Questions and answers #JCIAnalystDay

Johnson Controls, Inc. — 26 1/6 2/6 4/6 5/6 1/4 3/4 1/2 The foundation of our success The best way to define how we will become a leading global multi-industrial: When we have a growth-oriented company that is operationally excellent built on an existing foundation of truly engaged employees and leaders #JCIAnalystDay

Johnson Controls, Inc. — 27 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Bruce McDonald Executive Vice President and Vice Chairman

Johnson Controls, Inc. — 28 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Vice Chairman Broadening management bandwidth My new role  Working with the business unit presidents to drive operational and financial performance  Directing specific enterprise functions and strategic initiatives as part of the Johnson Controls Operating System  Procurement  Enterprise ERP  Portfolio repositioning  Corporate development  Businesses held as discontinued operations #JCIAnalystDay

Johnson Controls Operating System
Leveraging our strengths to improve the enterprise

- Each business has unique strengths from which we can extract greater shareholder value
  - Building Efficiency – project management, commercial excellence and relationship management
  - Power Solutions – continuous improvement, manufacturing and quality
  - Automotive Experience – manufacturing engineering, procurement and program management
- Leverage strengths across the organization to develop enterprise initiatives to drive consistent processes and systems
- Pillars of the Johnson Controls Operating System
  - Commercial excellence, engineering, manufacturing, procurement, China
  - Supported by a global ERP implementation to ensure standard processes



Power Solutions
Automotive Experience
Building Efficiency
Johnson Controls Operating System
Commercial excellence
Engineering
Manufacturing
Procurement
China
Global ERP implementation

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Johnson Controls

The Johnson Controls Operating System.21

What is it?

- Central to how we run the company
- Leverage and build upon in-house best practices

Why is it different?

- Organizational changes
- Supported by full-time resources

What will it mean?

- Johnson Controls will deliver the strong, consistent performance that defines best-in-class multi-industrial companies
- Leverage our talent across the organization
- Rapid M+A integration and synergy capture

The Johnson Controls Operating System will deliver sustainable competitive advantages: $2 billion savings opportunity

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Johnson Controls

Johnson Controls, Inc. — 31 1/6 2/6 4/6 5/6 1/4 3/4 1/2  Manufacturing System  Quality Policy  Safety System  Plant “look/feel/brand”  Plant leadership competency model Johnson Controls Operating System Global Manufacturing Vision ...To become the most operationally capable company in the world Savings from manufacturing focus – Increase productivity – Improve quality – Attract and develop talent – Enhance sustainability – Eliminate waste – Drive customer satisfaction Model currently being implemented: expect to realize financial benefits beginning in 2015

Johnson Controls Operating System
Global Engineering

Creating the optimum balance of quality, cost and delivery

- Identify internal best practices and the path to "industry best"
- Leverage and standardize internal lean engineering expertise
- Drive engineering footprint optimization
- Develop clear action plans to implement best practices across the business

Global Engineering Excellence Council

Improving cost, quality and time to market

- Initiatives started in mid-2014
- Assessed Engineering processes across 16 major technical centers



PEOPLE
PROCESS
TECHNOLOGY
Product Development Excellence

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Johnson Controls

Johnson Controls Operating System
Global procurement

- Appointment of Mike Bartschat as Chief Procurement Officer
- Deliver increased savings
  - Direct: Global commodity teams
  - Indirect: Centralized global procurement
- Improve free cash flow by increasing payables and reducing inventories
- Implement standard scorecard, processes and systems
- Coordinate with operations and engineering to build value from Integrated Supply Chain

Johnson Controls annual supplier spend



$29
BILLION
$
$17 Billion Direct
$8 Billion Indirect
$3 Billion Field
$1 Billion CAPEX

Increase our annual procurement savings

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Johnson Controls

Corporate Development

In-house transformation team supporting enterprise financial goals and industry leadership plans

- Increase ability to deliver on business transformation, margin improvement objectives and growth plans
- Capability to change existing business models
  - Automotive Interiors
  - Global Workplace Solutions
- Increase the certainty of achieving long term sales and margin goals
- Bring world class expertise, methods, tools and process to ensure success

Key Responsibilities
Performance improvement
Acquisition management
Valuation
M+A, pipeline, divestitures
Post-merger integration

Previously, M+A expertise was primarily within the business units; depth / breadth varied significantly

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Johnson Controls

Johnson Controls, Inc. — 35 1/6 2/6 4/6 5/6 1/4 3/4 1/2 2015 Corporate Development priorities Complete Interiors transaction Complete Hitachi JV Complete GWS divestiture Deploy pipeline process Identify and prioritize inorganic opportunities #JCIAnalystDay

Johnson Controls, Inc. — 36 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Corporate Development - portfolio update Automotive Interiors Joint Venture with Yanfeng Transaction details  Creates world’s largest automotive interiors supplier  2015 revenues of approximately $7.5 billion, expected growth of 6-8% annually  15% estimated global market share (50% larger than next largest competitor)  25% share in fast-growing China market  Expected 5-6% pre-tax margins Transaction status  Significant progress to date by Johnson Controls and YanFeng teams  Chinese anti-trust approval received Anticipated closing: July 1, 2015 #JCIAnalystDay

Johnson Controls, Inc. — 37 1/6 2/6 4/6 5/6 1/4 3/4 1/2  Strategic partnership with technology leader  Complementary technologies and products to drive growth in Asia  Variable refrigerant flow (VRF)  Absorption chiller  Access to expanded distribution Corporate Development - portfolio update Building Efficiency – Hitachi joint venture Completion expected in fiscal 2015 Johnson Controls / Hitachi joint venture  Annual revenues: Approximately $3 billion  Ownership  Johnson Controls 60%  Hitachi 40% #JCIAnalystDay

Corporate Development - portfolio update
Global Workplace Solutions (GWS) divestiture

Robust process underway

- JCI improved operating performance; business prepared for sale
- Strong interest from strategic and financial buyers
- Management presentations completed; due diligence currently underway

Divestiture of GWS

Divestiture is consistent with multi-industrial portfolio strategies

- JCI not the "best owner" of the business
- GWS is exclusively service-based
- Not core to the JCI manufacturing, engineering and product-based portfolio

Process on track; completion expected in fiscal 2015

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Johnson Controls

The Enterprise Plan provides a framework through our Natural Business Units to assess new market opportunities

Enterprise Plan

Investment criteria defined …

- **Market** *(attractiveness)*
- **Position** *(Advantaged)*
- **Fit** *(with existing capabilities and technology platforms*

(Internal) portfolio management

- Performance tracking
- Periodic review vs. investment priorities (forward-looking)

Output

- *Capability gaps*
- *Divestitures*
- *Adjacent opportunities*
- *New platform ideas*

(External) opportunity screening

- (Sector) performance tracking
- Assessment based on Enterprise plan criteria

Transaction pipeline management

- Proactive opportunity screening
- Initial assessment
- Continuous review with key stakeholders
- Deal (project) management

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Johnson Controls

Inorganic drivers of growth

Bolt-ons

- Grow market share, geographical reach, product portfolio, technology and channel access
- *Value creation driver:* leverage existing channels; operational synergies from purchasing and processes

Adjacencies

- Adjacent markets to existing JCI portfolio NBUs
- Vertical integration opportunities
- *Value creation driver:* leverage existing capabilities and core technologies

New platforms

- Markets driven by Economic Megatrends (e.g., Urbanization, Resource scarcity, Energy Regulation, Demographics…)
- *Value creation driver:* participation in above average growth and profitability

Screening will follow Enterprise plan logic

Market	Growth
	Size
	Profitability
	Stability (volatility)
Position	Competition (rel. share)
	Customer (share top-3)
	Supplier (share top-3)
	Tech substitution risk
	New entrants risk
	Sustainability
Fit	B2B, product-centric
	High-volume Mfg.
	Application Engineering
	Supply Chain
	Go-to-Market overlap

Leveraging …

Banks & Advisors | **Industry Contacts** | **External Data Sources**

Bloomberg

S&P CAPITAL IQ
McGRAW HILL FINANCIAL

1. Starting with definition based on NASIC

40 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls, Inc. — 41 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Kim Metcalf-Kupres Vice President and Chief Marketing Officer

Chief Marketing Officer

My role

- Profitable growth
- New ways to bring value to customers
- Johnson Controls brand

Responsibilities:

- Marketing & Sales capabilities
- Strategy and business transformation
- Innovation
- Product management
- Brand management
- Commercial excellence
- Communications



Talent
Strategic Partners
Process
Technology
Strategy
• Market Intelligence & Insights
• Portfolio Assessment
• Strategic Planning
• Business Transformation
• Risk Management
Innovation
• New Growth Platforms
• Incubation & Acceleration
• Open Innovation
Communications
• Internal
• External
CMO
Brand
Sales Operations
• Account Management
• Sales Disciplines
• Customer Relationship Management
• Channel Management
Marketing Operations
• Customer Experience Management
• Pricing
• Product Management
• Digital

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Johnson Controls

Johnson Controls, Inc. — 43 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Automotive Seating Leading global provider Global presence Diversified customer and product portfolios Established leader in growing Chinese market Vertical integration through complete seats and components Investing in technology and advanced development 5% 2014 Sales $17.5 billion 1Excludes unconsolidated JVs #JCIAnalystDay

Automotive Seating
Stronger growth than our peers, competitors and markets

- Leading position in China
- Sustain share in mature markets
- Vertical integration creates content opportunities across programs
- Global footprint supports customers' global platforms
- Commercial excellence focus on strategic account management and customer experience

Enablers
Industry-leading expertise
Global development and manufacturing footprint
Best-in-class component portfolio and manufacturing expertise
Strong market position as world's leading seating supplier







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Johnson Controls

Johnson Controls, Inc. — 45 1/6 2/6 4/6 5/6 1/4 3/4 1/2 China Leveraging our advantages in the world’s largest market  Strong partnerships with global and local OEs  Established technical capabilities  Increasing vertical integration in metals  Improving margins through best business practices, manufacturing optimization and standardization to drive productivity gains **. Incl. Russia & Turkey in Million Units, in FY 3.8 CAGR + 5.2% ROW 2.3 1.7 South America 5.4 4.4 SEA 5.6 4.4 India 6.0 Eastern Europe* 8.1 6.8 China 29.4 22.8 Japan/ Korea 11.7 13.4 Western Europe 14.8 12.8 North America 18.2 16.8 Vehicle Production 2019 Vehicle Production 2014 Mature Markets CAGR +1.1% Emerging Markets CAGR +5.6% Light Vehicle Production 2014 vs. 2019 CAGR=Compound Annual Growth Rate Source: IHS global vehicle production forecast (03/2014) Johnson Controls auto seating in China  FY14 Sales Revenue: $6.1 Billion *  42 Joint Ventures with 30 Strategic Partners  61 Manufacturing Plants in 30 Cities  27,512 Employees *JVs at 100% of revenue #JCIAnalystDay

Automotive Seating
Operational Excellence

Improving profitability through better quality, cost, productivity, speed

- Driving sustainable improvement in our global Metals business
- Improvements in South America following commercial and restructuring initiatives
- Commercial disciplines and processes
- Continuous improvement culture
- Procurement management and savings

Best practices support enterprise operating systems for manufacturing and supply chain excellence





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Johnson Controls

Building Efficiency

Johnson Controls makes buildings all around the world more comfortable, efficient and safe

- HVAC equipment, building controls and technologies with a broad range of value-added services
- Market leader in nonresidential building segments
- Our offerings provide comfortable and productive indoor environments with reduced energy and lower operating costs
- Broad product capabilities and increasing market penetration
- Mega trends are positive for growth
  - Global urbanization with high growth rates in emerging markets
  - Higher energy prices / energy shortages
  - Energy / green house gas legislation / regulation
  - Economic pressure to reduce operating costs across all segments

2014 Sales
$14. 2 billion


New Construction
Service and Recurring Revenue
LA/ ME
Asia
North America
Europe

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Johnson Controls

Building Efficiency
Investing for profitable growth

Strategic choices

- **Winning in North America**
  - Systems & Service North America branch channel
  - Expanding independent channels
- **Growth platforms in China and rest of Asia**
- **Increasing product focus**
  - Chillers + parts
  - Controls + contracting
  - HVAC products and services
  - Variable Refrigerant Flow (VRF)
  - Air Distribution products
- **Optimizing market coverage globally**
  - Beyond large / complex building market focus
  - Appropriate channels to best serve local markets



48 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls

Building Efficiency
Refining our operating models around selected products and local markets

Product Businesses

- Compete on product
  - Technology leadership
  - Application coverage
  - Differentiated features
  - Product cost
  - Ease of installation / field cost
  - Operating cost implications (e.g. energy efficiency)
- Different categories are regional or global in scope and competition


YORK

Field Businesses

- Compete on expertise, customer service and relationships
  - Proven track record
  - Local delivery capability
  - Cost competitiveness
  - Ability to influence requirements and selection (for construction events)
- Buildings are by nature local, and most owners operate locally
- Field businesses are most often local firms or networks of local operations





49 Johnson Controls, Inc. — #JCIAnalystDay
Johnson Controls

Building Efficiency
Strong presence and well-positioned for growth in China


Xinjiang
Harbin
Changchun
Shenyang
Tangshan
Dalian
Inner Mongolia
Beijing
Tianjin
Yinchuan
Taiyuan
Shijiazhuang
Qingdao
Jinan
Lanzhou
Nanjing
Xi'an
Zhengzhou
Suzhou
Hefei
Shanghai
Chengdu
Chongqing
Wuhan
Hangzhou
Wuxi Factories, R&D Center
Changsha
Nanchang
Xiamen
Guiyang
Kunming
Huizhou
Shantou
Guangzhou
Foshan
Dongguan
Nanning
Zhongshan
Shenzhen
Zhuhai
Haikou
Guangzhou Factory

● 40 Branch office locations

Opportunities

- Urbanization driving expansion of T2+ cities
  - 350 million people expected to move by 2025
  - 50,000 new high-rise buildings by 2025
  - 50% of all 10+ story buildings globally through 2020
- High growth HVAC segments e.g. Variable Refrigerant Flow (VRF)
- Government focus on energy and environment

Strategies

- Direct sales and service branch network
- Independent channels expansion
- Mid-market portfolio expansion incl. VRF, screw chiller, mid-market building automation
- Energy efficient /sustainable offerings

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Johnson Controls, Inc. — 51 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Air Distribution Technologies Strategic product focus and broadened distribution Products: Brands: Strong third-party distribution channels: +185 non-residential sales relationships +4,000 residential distributor locations #JCIAnalystDay

Hitachi Joint Venture
Strategic product focus and broadened distribution

Johnson Controls - Hitachi JV MOU
■ Complementary commercial and residential HVAC technologies, especially VRF
■ More solutions for our customers
■ Best in class distribution channels and strong brands
■ Expanded manufacturing capabilities

Johnson Controls | HITACHI Inspire the Next



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Johnson Controls

Power Solutions

Global market leader for vehicle energy storage systems, providing superior customer value at the best delivered cost

- 35% global market share for SLI batteries
- Strategic customer relationships and world class aftermarket business
- Original equipment batteries for top automakers worldwide
- Superior portfolio of aftermarket consumer brands

  VARTA®, LTH®, Heliar®, Optima®, Energizer®, Champion®
- Technology leader
  - PowerFrame® grid technology
  - Advanced lead acid: Absorbent Glass Mat (AGM), Enhanced Flooded Batteries (EFB)
  - Lithium ion advanced batteries
- Quality, cost leadership
- Expanding global footprint

2014 Sales
$6.6 billion



Original Equipment
Aftermarket



Asia
Europe
Americas

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Johnson Controls

Johnson Controls, Inc. — 54 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Power Solutions Global growth platforms  Mature Markets – North America & Western Europe  Leverage core strengths to expand value delivery, reinforce strategic customer relationships and grow  Invest for high growth in China  Product & Technology  Offer a complete portfolio of energy storage solutions to suit evolving requirements of current and future powertrains  Best in class vertical integration, components and recycling capabilities  Emerging Markets  Strong local positions in South America, Middle East and India  Support growth in Eastern Europe, Southeast Asia and Africa through imports leveraging global footprint  Prioritize investments as markets continue to develop #JCIAnalystDay

Johnson Controls, Inc. — 55 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Investing in manufacturing and distribution  Original Equipment  Strategic relationships  Advanced technology  Aftermarket  Continue building VARTA brand in China  Expand distribution network in all regions  Extend product portfolio to mid-tier segments  Components & Supply Chain  Drive cost and quality as factories mature  Develop regional supply chain capabilities  Continue to explore and prioritize investments in expansion and vertical integration Power Solutions Positioning for aggressive growth in China 36 40 45 50 54 59 64 70 21 23 25 27 29 31 32 35 57 63 70 76 83 90 97 104 2013 2014 2015 2016 2017 2018 2019 2020 Chinese Automotive Battery Market Forecast Aftermarket OE Largest automotive battery market in the world by 2020 Positioning Power Solutions expected to reach 25% market share by 2020 #JCIAnalystDay

Power Solutions
Product & technology strategies






SLI (Starting, Lighting and Ignition)	**Start-Stop**	**Micro-Hybrid**	**HEV, PHEV & EV**
Lead & Optimize	Lead & Expand	Invest for Growth	Selectively Participate
■ Design optimization ■ PowerFrame® ■ Portfolio management ■ Global product catalog ■ Superior brands	■ Maintain AGM leadership ■ Balance EFB and AGM ■ Extend application ■ Promote replacement model	■ Leverage SLI product design approach ■ Complement in-house development with partners ■ First to market with lead customers	■ Continue market monitoring ■ Enable HEV through Micro Hybrid scale ■ Leverage technology partners

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Johnson Controls

Advanced Start-Stop – Extending the lead-acid battery capability
Dual battery system: 12 volt lead-acid battery + 12 volt Li-Ion battery

Advanced Start-Stop

- Extends Start-Stop functionality to capture energy from vehicle braking and reduce engine idling time
- Delivers 5-8% fuel efficiency over conventional vehicle technology
- Requires no changes to vehicle and powertrain architectures beyond alternator sizing

12 volt lithium-ion battery

- Enables coasting and electric boost
- Supports higher electrical loads
- In development with European automakers

12 volt lead-acid battery

- Engine cold cranking and key-off loads



12V Lithium ion Battery

57 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls

Johnson Controls, Inc. — 58 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Portfolio of strong global businesses, serving attractive end markets Johnson Controls businesses  Executing focused strategies for profitable growth  Developing new ways to bring value to customers  Differentiating core capabilities Attractive, sustainable returns for our shareholders #JCIAnalystDay

Johnson Controls, Inc. — 59 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Brian J. Stief Executive Vice President and Chief Financial Officer

Johnson Controls, Inc. — 60 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Philosophies and personal background  Consistent execution - no surprises  Deliver on commitments - accountability  Focus on value creation  PricewaterhouseCoopers (1979 – 2010); admitted to partnership in 1989  Served primarily global MNCs in the consumer and industrial products industries (Caterpillar, Johnson Controls, Miller Brewing, etc.)  Held various Office Managing Partner and regional leadership roles at PwC  Joined Johnson Controls in 2010 as VP & Corporate Controller  Executive Vice President and Chief Financial Officer, September 2014 Philosophies Personal Background #JCIAnalystDay

Johnson Controls, Inc. — 61 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls financial model  Clear portfolio choices, with a focus on where we can win and making the required investments  Support business and operating model changes  Significant attention to margin enhancement through cost reduction, commercial discipline and efficiency improvements; several initiatives underway  Balanced allocation of capital to ensure highest return on investments; bias toward Building Efficiency and Power Solutions in the future  Consistent and sustainable returns to our shareholders #JCIAnalystDay

Johnson Controls, Inc. — 62 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Clear portfolio choices Building Efficiency Global Workplace Solutions Automotive Seating Automotive Electronics and Interiors Power Solutions $10.1B 17.5B 4.5B 6.6B Electronics - Sold Interiors – JV (close July FY15) Hitachi JV - $3.0B (late FY15) ADT - $800M (closed June FY14) 4.1B Recently Announced Decision to Divest (late FY15) $13.9B 17.5B - 6.6B - FY14 $42.8B Proforma $38.0B Revenue #JCIAnalystDay

Johnson Controls, Inc. — 63 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Focus on margin enhancement  Restructuring and turnaround initiatives across our businesses, including headcount reductions and global footprint changes  Cost reduction, pricing and procurement initiatives  Manufacturing, engineering and global SAP implementation initiatives underway to leverage scale and efficiencies  Centralization of services model in various functional areas  Vertical integration opportunities  Divestiture of lower margin, non-core businesses 6.2% 7.1% 8.0% 9.1% 2013 2014 2015P 2016PF Return on Sales #JCIAnalystDay

Johnson Controls, Inc. — 64 1/6 2/6 4/6 5/6 1/4 3/4 1/2 $1.5 $1.9 $2.4 FY15 FY16 FY17 Balanced capital allocation framework Free cash flow Significant Free Cash Flow (est.) Key Objectives Balanced Capital Allocation Goals $5.8 billion cumulative  BBB+ minimum rating  Target 30 - 35% debt to capital  Maintain financial flexibility Investing in High ROI Capex Pursuing Strategic M&A Paying a Competitive Dividend Executing Share Repurchase #JCIAnalystDay

Johnson Controls, Inc. — 65 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Balanced capital allocation framework Capex ($billion) $1.3 $1.8 $1.4 $1.2 $1.3 2.0x 2.4x 1.6x 1.4x 1.3x 0 0.5 1 1.5 2 2.5 3 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 FY11 FY12 FY13 FY14 FY15P  Building Efficiency  Power Solutions  Automotive Experience Reinvestment ratio #JCIAnalystDay

Johnson Controls, Inc. — 66 1/6 2/6 4/6 5/6 1/4 3/4 1/2 $0.64 $0.72 $0.76 $0.88 $1.04 FY11 FY12 FY13 FY14 FY15 Shareholder returns Strong dividend track record continues Dividends Per Share  Consecutive dividend payments since 1887  $3.5 billion in cash returned to shareholders via dividends over the past 10 years  33 dividend increases in past 35 years  Recently announced FY15 increase to $0.26 / share vs. $0.22 / share  18% increase Dividend philosophy  Increase dividends in line with earnings growth #JCIAnalystDay

Shareholder returns
Share repurchase program

- Announced share repurchase program in FY14; total of $3.65 billion over 3 years
  - $1.25 billion completed in FY14
  - $1.20 billion planned for FY15; $600 million completed in Q1
  - $1.20 billion planned for FY16

Repurchase philosophy

- Utilize share repurchases as means to return cash to our shareholders
- Maintain minimum credit rating of BBB+
- Maintain flexibility to pursue strategic acquisitions

Total cash returned to shareholders (share repurchases and dividend payments) is expected to exceed $5.6 billion in FY14 through FY16

67 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls

Entering FY15

Good Momentum

- Improving late-cycle markets
- Operational improvements continue
- Expect margin expansion across our businesses
- Investing for long-term growth and margin expansion
- Stronger cash flow generation
- Benefits of cost discipline and pricing initiatives
- Solid progress on portfolio changes



Taking Actions

- Portfolio – Interiors joint venture, Hitachi joint venture, GWS divestiture and ADT integration
- Execute restructuring and cost reduction activities
- Further investments in emerging markets
- Continuation of share repurchase program
- Focus on trade working capital improvements
- Strategic acquisitions

68 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls, Inc. — 69 1/6 2/6 4/6 5/6 1/4 3/4 1/2 FY15 underlying key assumptions Automotive Production  North America 17.2m up 2%  Europe 25.0m up 2%  China 24.5m up 10% Construction Spending  Non-residential – U.S. +2%  Non-residential – Europe +1%  Non-residential – Asia +10% Commodities  Minimal exposure Hedging strategies Economics indexing in Automotive  Lead at $2,200/MT (average $2,125 in FY14) Euro - $1.30 (potential headwind) Tax Rate - 19% in FY15 (19.4% in FY14) M&A Activity  Interiors joint venture closes on July 1, 2015; no segment income impact  GWS results included for full year  Hitachi joint venture results not included #JCIAnalystDay

FY15 outlook

Consolidated net sales Approx $42.3B (down 1%)	■ Full year ADT (+$800M) ■ Continued growth in emerging markets across all businesses, particularly China ■ Strong aftermarket volumes ■ Deconsolidate Interiors business on July 1, 2015 (-$0.9B) ■ Planned AE capital constraints and targeted new business hurdles
Segment income growth* Approx 11%	■ Segment margin expansion of 90 bps ■ Potential foreign exchange headwinds
EPS Approx $3.55 – $3.70	■ Restructuring, cost reduction and pricing initiatives ■ Improved operational performance ■ Excludes transaction / integration costs
Net financing charges Approx $300 million	■ Higher average debt levels due to FY14 ADT acquisition and share repurchase program
Capital expenditures Approx $1.3 billion	■ Selective automotive new business launches ■ Capacity expansion in emerging markets ■ Global SAP implementation
Net debt-to-capitalization Approx 30% - 33%	■ Weighted average debt maturity of 14 years (9 years in FY13)
Free cash flow Approx $1.5B	■ Strong cash flow to fund capital expenditures, share repurchases and dividend payments

* *Excluding 2014 one-time items*

70 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls

Building Efficiency - excluding Global Workplace Solutions (GWS) FY15 financial outlook

Sales growth of 9% to 11% (2% to 4% ex ADT)

- Modest North America market recovery
- Growth in China strong, but slowing
- Strong emerging market growth; Middle East and Latin America markets under pressure

Margin expansion to 9.4% - 9.6%

- Pricing and business model changes
  - North America reorganization
- Benefits of cost reduction, procurement and restructuring initiatives
- Improved Middle East performance

Building Efficiency segment reporting under review





71 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls

Johnson Controls, Inc. — 72 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Building Efficiency (excluding GWS) Mid-term outlook (through FY19) Sales growth of 6% to 7%  Late-cycle market recovery  ADT synergies  Growth in emerging markets Margin expansion to 11.0% - 12.0%  Average annual improvement of 40 to 50 bps  ADT margins accretive  Johnson Controls Operating System benefits  Continuous improvement and supply chain management  Pricing and cost reduction initiatives  Emerging market growth #JCIAnalystDay

Automotive Experience - Seating
FY15 financial outlook

Sales decline of 5% to 6%

- Higher volumes in North America and Europe
- Continued growth in emerging markets, particularly China
- Planned capital constraints and targeted new business hurdles



Margin expansion to 5.4% - 5.7%

- Ongoing operational improvements
  - Metals and South America turnaround programs
  - Restructuring benefits
  - Procurement initiatives
- Strong performance in China joint ventures
- Continued pricing pressure

73 Johnson Controls, Inc. — #JCIAnalystDay

Johnson Controls

Johnson Controls, Inc. — 74 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Automotive Experience - Seating Mid-term outlook (through FY19) Sales growth of 2% to 3%  Strong global production volumes  Impact of lower capital expenditures and targeted new business hurdles Margin expansion to 7.0% - 8.0%  Average annual improvement of 50 to 60 bps  Improved Metals and European profitability  Johnson Controls Operating System benefits  Operational improvements  Commercial discipline  Strong performance in China joint ventures Seating: Three-year backlog  $3.4 billion vs. $2.5 billion in prior year  65% in China #JCIAnalystDay

Johnson Controls, Inc. — 75 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Power Solutions 2015 financial outlook Sales growth of 8% to 10% (7% to 9% ex lead)  Higher volumes across all regions and channels  Continued improvement in China  Market share growth  Increasing production of AGM batteries Margin expansion to 16.4% - 16.6% (16.5% - 16.7% ex lead)  Operating leverage  Volume increases  Improving China profitability / AGM volume growth  Operational improvements  Vertical integration  Procurement initiatives  Manufacturing efficiencies  Pricing and cost reduction initiatives  Continued China and advanced battery investments #JCIAnalystDay

Johnson Controls, Inc. — 76 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Power Solutions Mid-term outlook (through FY19) Sales growth of 5% to 6%  Growth in China and other emerging markets  Continued market share gains  Advanced Battery volumes Margin expansion to 18.0% - 19.0%  Average annual improvement of 50 bps  Improved product mix (AGM)  Johnson Controls Operating System benefits  Cost reduction initiatives  Continued investment in Advanced Battery technologies #JCIAnalystDay

Johnson Controls, Inc. — 77 1/6 2/6 4/6 5/6 1/4 3/4 1/2 GWS & Interiors 2015 financial outlook GWS Sales flat to decline of 1%  Several significant new business and renewal awards  Commercial discipline Margin expansion to 3.2% - 3.5%  Operating model changes  Benefits of restructuring and cost reduction initiatives GWS likely reported as discontinued operation in FY15 Interiors Sales decline of 20% to 25%  Deconsolidate business on July 1, 2015 – maintain 30% equity interest in joint venture  FY14 divestiture of sunvisor / headliner business Margin expansion to 2.5% - 3.0%  Continued execution of turnaround program  Benefits of restructuring and cost reduction initiatives #JCIAnalystDay

Johnson Controls, Inc. — 78 1/6 2/6 4/6 5/6 1/4 3/4 1/2 China sales at 100% ($billion) 2011 2012 2013 2014 2015 2015 $1.1B Segment Income at 100% $5.1 $5.8 $6.9 $8.5 $10.7 pro-forma $13.7 #JCIAnalystDay

Johnson Controls, Inc. — 79 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls A commitment to profitable, sustainable growth  Focused on execution and delivering against our objectives  Confident in our outlook for FY15 Committed to delivering $3.55 - $3.70 / share in FY15 (up 12% - 16% YOY) #JCIAnalystDay

Johnson Controls, Inc. — 80 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls, Inc. — 80 Driving sustainable growth and returns in attractive global markets where we can win